================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 SCHEDULE 14A

  Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [_]

Filed by a Party of than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               MINERA ANDES INC.
                     -------------------------------------
               (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

    (4)  Proposed maximum aggregate value of transaction

    (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Filing Party:

    (3)  Date Filed:

Notes:


Reg. (S) 240.14a-101
SEC 191 (3-99)

================================================================================

                      [LOGO OF MINERA ANDES INCORPORATED]


                                   NOTICE OF

                                    - and -

                        MANAGEMENT INFORMATION CIRCULAR

                       FOR THE ANNUAL GENERAL MEETING OF
                            COMMON SHAREHOLDERS OF

                               MINERA ANDES INC.


                              DATED June 8, 2001


THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MINERA ANDES INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF ALL COMMON SHAREHOLDERS

                                TO BE HELD AT:

                               MINERA ANDES INC.
                           3303 North Sullivan Road
                          Spokane, Washington  99216

                             In the Main Boardroom

                             Friday, June 8, 2001

             Minera Andes Inc. Meeting: 10:00 a.m. (Spokane Time)

                               MINERA ANDES INC.
                           3303 North Sullivan Road
                        Spokane, Washington, 99216 USA


                                    NOTICE

             OF THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General Meeting of the Shareholders of Minera Andes Inc. (the Corporation") will be held in the Main Boardroom at the offices of Minera Andes Inc. at 3303 North Sullivan Road at the hour of 10:00 a.m (Spokane time), on June 8, 2001, for the following purposes:

1. to receive and consider the annual report of the board of directors to the shareholders and the audited financial statements of the Corporation, for the fiscal year ended December 31, 2000, and the report of the Auditors thereon;

2.   to fix the number of directors to be elected for the ensuing year;

3.   to elect a Board of Directors for the ensuing year;

4. to appoint PricewaterhouseCoopers LLP as Auditors for the ensuing year at remuneration to be fixed by the directors; and

5. to transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

DATED at the City of Spokane, in the State of Washington, this 2/nd/ day of April, 2001.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Allen Ambrose
                                    ----------------------------------
                                    Allen V. Ambrose, President


                                   IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours prior to the meeting or any adjournment thereof.

                               TABLE OF CONTENTS

SOLICITATION OF PROXIES....................................................  -1-

APPOINTMENT AND REVOCATION OF PROXIES......................................  -1-

ADVICE TO BENEFICIAL SHAREHOLDERS..........................................  -2-

VOTING OF PROXIES..........................................................  -2-

VOTING SHARES AND SECURITY OWNERSHIP
     OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........................  -3-

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS...........................  -5-
     Compensation of Directors.............................................  -5-
     Compensation of Officers..............................................  -5-
     Stock Option Plan.....................................................  -9-
     Other Compensation.................................................... -14-

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS........................... -14-

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
     AND IN MATTERS TO BE ACTED UPON....................................... -14-

PARTICULARS OF MATTERS TO BE ACTED UPON.................................... -15-
     Report to Shareholders................................................ -15-
     Number of Directors................................................... -15-
     Election of Directors................................................. -15-
     Appointment of Auditor................................................ -18-

ATTENDANCE OF ACCOUNTANTS.................................................. -18-

GENERAL.................................................................... -19-

FINANCIAL STATEMENTS....................................................... -19-

OTHER BUSINESS............................................................. -19-

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................... -19-

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING.............................. -19-

CERTIFICATE................................................................ -20-

                               MINERA ANDES INC.
                           3303 North Sullivan Road
                              Spokane, Washington
                                  USA   99216

                        MANAGEMENT INFORMATION CIRCULAR

             FOR THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

                                 June 8, 2001

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read "Advice to Beneficial Shareholders" within for an explanation of their rights.

                            SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MINERA ANDES INC. (the "Corporation") of proxies for the annual general meeting of the shareholders of the Corporation (the "Meeting") to be held on June 8, 2001, at 10:00 a.m. (Spokane time) in the Main Boardroom, at the offices of the Corporation, 3303 North Sullivan Road, Spokane, Washington 99216 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. The Management Information Circular will be mailed on or about May 1, 2001.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

                     APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Instrument of Proxy, Allen V. Ambrose, President, of Spokane, Washington and Brian Gavin, Vice President, Exploration, of Spokane, Washington, have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ALLEN V. AMBROSE OR BRIAN GAVIN, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder's common shares are to be voted. In any case, the form of proxy should be dated and executed by the share-holder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his common shares.

                       ADVICE TO BENEFICIAL SHAREHOLDERS

Shareholders who do not hold their common shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only proxies from shareholders of record can be recognized and voted upon at the Meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage house) who holds their common shares as a registered shareholder. Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The Instrument of Proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

                               VOTING OF PROXIES

The persons named in the enclosed Instrument of Proxy are directors and\or officers of the Corporation who have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his Proxy how to vote his common shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the

Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

                     VOTING SHARES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The authorized share capital of the Corporation consists of an unlimited number of common shares and an unlimited number of preferred shares (non-voting). As of the effective date of this Management Information Circular, being April 2, 2001 unless otherwise indicated (the "Effective Date"), the issued and outstanding share capital of the Corporation consists of 30,046,030 common shares. To date, no preferred shares have been issued.

The Corporation will prepare a list of shareholders of record at the close of business on April 23, 2001 (the "Record Date"). A holder of common shares named on that list will be entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her common shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed common share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the common shares, at least ten (10) days prior to the Meeting, in which case the transferee may vote those common shares at the Meeting.

The By-laws of the Corporation provide that holders present not being less than two (2) in number and holding or representing not less than ten (10%) percent of the issued common shares of the Corporation, shall constitute a quorum for the meeting in respect of holders of common shares.

The following table sets forth certain information regarding the beneficial ownership, as of April 2, 2001 of the common shares by (i) each person known by the Corporation to own beneficially more than 5% of the common shares, (ii) each director of the Corporation, (iii) each officer of the Corporation and (iv) all directors and executive officers as a group. Except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them.

===================================================================================
                                          Common Shares            Percentage of
Name and Place of Residence         Beneficially Owned /(1)/   Common Shares /(1)/
===================================================================================
Officers & Directors
===================================================================================
Allen V. Ambrose                           457,200/(2)/                1.50%
3303 North Sullivan Road
Spokane, Washington  99216
-----------------------------------------------------------------------------------
Armand Hansen                              311,000/(3)/                1.03%
3303 North Sullivan Road
Spokane, Washington  99216
-----------------------------------------------------------------------------------
John Johnson Crabb                         210,000/(3)/                0.69%
4950 Gonzales Road
Madeira Park, British Columbia
V0H 2H0
-----------------------------------------------------------------------------------
Brian Gavin                                460,400/(2)/                1.52%
3303 North Sullivan Road
Spokane, Washington  99216
-----------------------------------------------------------------------------------
A.D. (Darryl) Drummond                     180,000/(4)/                0.60%
20, 5760 Hampton Place
Vancouver, British Columbia
V6T 2G1
-----------------------------------------------------------------------------------

===================================================================================
                                          Common Shares            Percentage of
Name and Place of Residence         Beneficially Owned /(1)/   Common Shares /(1)/
===================================================================================
Bonnie L. Kuhn                             131,000/(5)/                0.43%
1600, 407 - 2nd Street S.W.
Calgary, Alberta T2P 2Y3
-----------------------------------------------------------------------------------
Allan J. Marter                            180,000/(4)/                0.60%
7721-D.S. Curtice Way
Littleton, Colorado 80120
-----------------------------------------------------------------------------------
5% or Greater Shareholders
-----------------------------------------------------------------------------------
Neal A. and Joan L. Degerstrom             7,450,000/(6)(7)/           23.00%
3303 North Sullivan Road
Spokane, Washington  99216
-----------------------------------------------------------------------------------
All directors and executive               1,929,600/(8)/               6.42%
officers as a group (7 persons)
===================================================================================

Notes:
(1) Common shares which the person or group has the right to acquire within 60 days after April 2, 2001 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.
(2)  Includes:
     (a) stock options entitling the holder to acquire 30,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 100,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(3)  Includes:
     (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(4)  Includes:
     (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 40,000 were exercisable common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(5)  Includes:
     (a) stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.

(6) The common shares are owned beneficially by Mr. and Mrs. Degerstrom by virtue of their combined majority control of the record owner, N.A. Degerstrom, Inc. ("Degerstrom").
(7) Does not include 1,213,409 common shares reserved for issuance to Degerstrom upon the satisfaction of certain performance criteria.
(8) The directors and officers collectively hold options entitling the holders to acquire 150,000 common shares at an exercise price of Cdn$0.68, options entitling the holders to acquire 980,000 common shares at an exercise price of Cdn$0.55, and options entitling the holders to acquire 400,000 common shares at an exercise price of $0.16.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

A.   Compensation of Directors

The Corporation has six directors. During the fiscal period ended December 31, 2000, the Corporation paid no cash compensation (including salaries, director's fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such. The directors are reimbursed for expenses incurred in attending any directors meetings.

Three (3) of the directors were, at December 31, 2000, executive officers of the Corporation. Executive officers of the Corporation who also act as directors do not receive any additional compensation for services rendered in their capacity as directors other than as paid by the Corporation to such executive officers in their capacity as executive officers. See "Compensation of Officers". The Corporation does carry liability insurance for its directors.

During the fiscal year ended December 31, 2000, a total of 300,000 stock options were granted to directors of the Corporation. These stock options were granted effective September 5, 2000.

B.   Compensation of Officers

1.   Cash

During the fiscal period ended December 31, 2000, the Corporation employed three
(3) executive officers, Allen V. Ambrose, President, Brian Gavin, Vice President, Exploration and Allan J. Marter, Chief Financial Officer all of whom except for Allan J. Marter continue to be employed. Allan J. Marter resigned as Chief Financial Officer on March 29, 2000. Bonnie L. Kuhn was appointed Chief Financial Officer on May 15, 2000. The aggregate cash compensation (including salaries, directors' fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to such executive officers and corporations controlled by them, by the Corporation and its subsidiaries for services rendered during the fiscal period ended December 31, 2000, was $197,546. Other than as herein set forth, the Corporation did not pay any additional compensation to its executive officers (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees).

The following table sets forth total compensation paid by the Corporation and its subsidiaries, as the case may be, for that portion of the last three fiscal years in which the above were in existence in respect of the President and those officers whose compensation in the last fiscal year was Cdn$100,000 or more (the "Named Executive Officers"); in this case Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration.


                                                Statement of Executive Compensation
                                                -----------------------------------
                                                                                             Long-Term
                                                     Annual Compensation                    Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Awards Payouts
                                                                              --------------------------------------
                                                                                  Securities
                                                                                   Granted      Restricted
                                                   Performance   Other Annual       Under        Shares or                 All other
Name and                                             Right         Compen-          Option      Restricted    LTIP/(2)/     Compen-
Principal                                             ($)           sation        /SARS/(1)/      Share-       Payouts      sation
Position              Year            Salary ($)    (Bonus)          ($)          Granted #       Units          ($)          ($)
------------------------------------------------------------------------------------------------------------------------------------
Allen V.         January 1, 1998 -      96,200        Nil         9,660/(3)(5)/      220,000/(9)/      Nil         Nil         Nil
Ambrose          December 31, 1998
President and
Director
                 -------------------------------------------------------------------------------------------------------------------
                 January 1, 1999 -      92,302        Nil         8,960/(6)(8)/      290,000/(10)/     Nil         Nil         Nil
                 December 31, 1999
                 -------------------------------------------------------------------------------------------------------------------
                 January 1, 2000 -      87,404        Nil         9,164/(8)(11)/     100,000/(13)/     Nil         Nil         Nil
                 December 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                 January 1, 1998 -     122,600        Nil        11,112/(4)(5)/      220,000/(9)/      Nil         Nil         Nil
Brian Gavin      December 31, 1998
Vice             -------------------------------------------------------------------------------------------------------------------
President,       January 1, 1999 -     105,502        Nil         9,620/(7)(8)/      290,000/(10)/     Nil         Nil         Nil
Exploration      December 31, 1999
                 -------------------------------------------------------------------------------------------------------------------
                 January 1, 2000 -      87,404        Nil         9,164/(8)(12)/     100,000/(13)/     Nil         Nil         Nil
                 December 31, 2000
===================================================================================================================================

Notes:
(1) "SARS" or "Stock appreciation right" means a right of cash or an issue or transfer of securities granted by the Corporation, as compensation for based wholly or in part on changes in the trading services rendered, to receive a payment price of publicly traded securities of the Corporation.
(2) "LTIP " or "long term incentive plan" means any over a period longer than one financial year, but plan which provides compensation intended to does not include option or stock appreciation serve as incentive for performance to occur right plans or plans for compensation through restricted shares or restricted share units.
(3) From January 1998 to December 1998 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:
               401 K Base           $3,360.00
               401 K Match          $1,920.00
               Medical Insurance    $4,380.00
(4) From January 1998 to December 1998 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
               401 K Base           $4,284.00
               401 K Match          $2,448.00
               Medical Insurance    $4,380.00
(5) Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare and FUTA.
(6) From January 1999 to December 1999 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:
               401 K Base           $2,748
               401 K Match          $1,832
               Medical Insurance    $4,380
(7) From January 1999 to December 1999 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
               401 K Base           $3,144
               401 K Match          $2,096
               Medical Insurance    $4,380
(8) Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare and FUTA.

(9) Includes stock options granted on March 2, 1998 entitling the holder to acquire 30,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999). In addition, includes the following stock options which were repriced during 1998:
     (a) stock options entitling the holder to acquire 110,000 common shares of the Corporation at an exercise price of Cdn $1.15 (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998). These options were subsequently canceled in April, 1999; and
     (b) stock options entitling the holder to acquire 80,000 common shares of the Corporation at an exercise price of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). These options were subsequently canceled in April, 1999.
(10) Includes stock options granted on June 3, 1999 entitling the holder to acquire 210,000 common shares of the Corporation at an exercise price of Cdn $0.55. In addition, includes the following stock options which were repriced during 1999:
     (a) stock options entitling the holder to acquire 50,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.44 but were repriced on March 8, 1999); and
     (b) stock options entitling the holder to acquire 30,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999).
(11) From January 2000 to December 2000 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:
          401 K Base           $2,616
          401 K Match          $1,744
          Medical Insurance    $4,804
(12) From January 1999 to December 1999 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
          401 K Base           $2,616
          401 K Match          $1,744
          Medical Insurance    $4,804
(13) Includes stock options granted on September 5, 2000 entitling the holder to acquire 100,000 common shares at an exercise price of Cdn$0.16.

2.   Stock Options

The Named Executive Officers of the Corporation were granted 100,000 stock options each during the fiscal period ended December 31, 2000. The following table sets forth stock options granted during the fiscal year ended December 31, 2000, to the Named Executive Officers:

        OPTIONS GRANTED DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000

=====================================================================================================================
                      Number                                                                     Potential Realizable
                        of          % of Total                                                     Value at Assumed
                      Common         Options         Market        Exercise                        Annual Rates of
                      Shares        Granted to       Price         Price Per                         Stock Price
                     Reserved       Employees      as at Date       Common                         Appreciation for
  Name of             Under         in Fiscal       of Grant        Share                          Option Term /(6)/
  Optionee            Option          Year         Cdn $ /(5)/      Cdn $        Expiry Date        5%          10%
---------------------------------------------------------------------------------------------------------------------
Allen V.              100,000         11.5%          $0.19          $0.16      August 28, 2005     $8,250    $14,600
Ambrose/(3)/
President
---------------------------------------------------------------------------------------------------------------------
Brian Gavin/(4)/      100,000         11.5%          $0.19          $0.16      August 28, 2005     $8,250    $14,600
Vice President,
Exploration
=====================================================================================================================

Notes:
(1) On March 30, 2001, the last date the common shares of the Corporation traded before the Effective Date, the closing price of the common shares on the Canadian Venture Exchange Inc. was Cdn$0.09
(2)  All amounts in this table are in Canadian dollars.
(3)  Executive Officer who is also a director.
(4)  Executive Officer of the Corporation and Director of MASA.
(5) The Corporation's common shares did not trade on September 5, 2000. The last trade was on September 1, 2000.
(6) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

The following table sets forth details of the fiscal year-end value of unexercised options on an aggregated basis held by the Named Executive Officers for the fiscal year ended December 31, 2000:

     AGGREGATED OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

====================================================================================================
                                                   Unexercised Options      Value of Unexercised
                      Securities      Aggregate    at Most Recent Year  In-the-Money Options at Most
                      Acquired on      Value             End (#)           Recent Year End/(1)(2)/
                       Exercise       Realized         Exercisable               Exercisable
     Name                (#)            ($)          /Unexercisable            /Unexercisable
----------------------------------------------------------------------------------------------------
Allen V. Ambrose,         0              0             390,000/Nil                  0/0
President
----------------------------------------------------------------------------------------------------
Brian Gavin,              0              0             390,000/Nil                  0/0
Vice President,
Exploration
====================================================================================================

Notes:
(1) Value of unexercised in-the-money options calculated using the closing price of common shares on the Canadian Venture Exchange Inc. on December 29, 2000, less the exercise price of in-the-money stock options.
(2) On December 29, 2000 the last day the common shares traded in 2000, the closing price of the common shares on the Canadian Venture Exchange Inc. was Cdn $0.11. The exercise price of these options was greater than the closing price on December 29, 2000.
(3)  The amounts are in Canadian dollars.

3.   Long-term Incentive Plans

The Corporation has not had and does not currently have any long term incentive plans, other than stock options to be granted from time to time by the board of directors under the provisions of the Corporation's stock option plan. See "Stock Option Plan".

4.   Stock Appreciation Rights and Restricted Shares

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal periods ended December 31, 1998, December 31, 1999 or December 31, 2000. Furthermore, no stock appreciation rights were exercised.

5.   Stock Option and SAR Repricing

During the fiscal year ended December 31, 1998 the Corporation repriced options to acquire 190,000 common shares of the Corporation held by each of the Named Executive Officers. During the fiscal year ended December 31, 1999 the Corporation repriced options to acquire 80,000 common shares of the Corporation held by each of the Named Executive Officers effective March 8, 1999. The 80,000 options held by each of the Named Executive Officers were repriced to $0.68, from $1.44 as to 50,000 options, and from $1.10 as to 30,000 options. The Corporation did not make any downward repricing of stock options or stock appreciation rights during the fiscal period ended December 31, 2000. See "Stock Options".

6.   Pension and Retirement Plans and Payments made upon Termination of
     Employment

The Corporation does not have in place any pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. The Corporation is not party to any compensation plan or arrangement with a Named Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

7.   Employment and Management Contracts

(a) N.A. Degerstrom, Inc. ("Degerstrom") provides management services to the Corporation and acts as operator of the Corporation's properties and projects pursuant to an operating agreement entered into on March 15, 1995 ("Operating Agreement"). Under the Operating Agreement, Degerstrom operates and manages the exploration program on all properties and provides related offsite administrative assistance as required. This agreement allows the Corporation to minimize its overhead by providing for reimbursement to Degerstrom of direct out of pocket and certain allocated indirect costs and expenses and the payment of a management fee of 15%. During the year ended December 31, 2000 administrative fees were paid to Degerstrom of $42,770 on total costs incurred by the Corporation of $460,043. Equipment rentals of $3,206 were included in the total costs for 2000.

(b) The Corporation had entered into an agreement dated April 30, 1996, as amended on October 31, 1997 with Waiata Resources located in Littleton, Colorado. The agreement provided that Allan J. Marter, who is the principal of Waiata Resources ("Waiata") and a director and officer of the Corporation, would provide financial advisory services to the Corporation including the oversight of the accounting function and reporting, joint venture negotiations and documentation, business and financial planning and the review and evaluation of investment opportunities. Waiata received a retainer of $2,800 per month which entitled the Corporation of up to five days of advisory services from Allan J. Marter per month. Additional advisory services were paid at the pro rata rate based on $560 per day. The agreement provided for termination by the Corporation upon thirty days written notice. This agreement has since been terminated upon the resignation of Allan J. Marter as Chief Financial Officer, effective March 29, 2000. Mr. Marter has continued to provide corporate finance services on an as needed basis, without a contract from March 29, 2000; he was paid $3,745 from April to December, 2000.

C.   Stock Option Plan

The Board of Directors of the Corporation has adopted a stock option plan (the "Plan") which was approved with amendments by the shareholders of the Corporation at the Annual and Special Meeting of Shareholders held on June 26, 1996. Subsequently at the Corporation's Annual and Special Meeting of Shareholders held on June 26, 1998, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 2,000,000 to 3,000,000 common shares. Further at the Corporation's Annual General and Special Meeting of Shareholders held on June 23, 2000, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 3,000,000 to 6,000,000 common shares. The Corporation maintains the Plan for the benefit of its employees and others who provide services to the Corporation. The Board of Directors believes the availability of stock incentives is an important factor in the Corporation's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. Certain provisions of the Plan are described below.

As of April 2, 2001, out of the total 6,000,000 shares provided for issuance under the Plan 3,560,000 shares remain available for grant. Certain provisions of the Plan are described below.

(a)  Description of the Plan

(i)  General

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or to the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended,

(the "Code"). Certain stock options granted under the Plan may be treated as incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options"). Other stock options, including all options granted under the Plan to individuals who are not employees of the Corporation or any of its subsidiaries are not Incentive Stock Options and are referred to in this Management Information Circular as "Nonstatutory Stock Options".

The purpose of the Plan is to advance the interests of the Corporation and its subsidiaries and affiliates by encouraging the directors, officers, employees and consultants of the Corporation and its subsidiaries to acquire common shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its subsidiaries in the conduct of their affairs.

(ii)  Common Shares Reserved for Issuance Under the Plan

The common shares to be offered under the Plan consist of common shares of the Corporation's authorized but unissued common shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 10% of the Corporation's issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The number and kind of common shares available for grants under the Plan is subject to adjustment by the Board of Directors if the outstanding common shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation.

If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased common shares subject thereto will again become available for the purpose of the Plan. No fractional common shares are issued under the Plan on any such adjustment.

To the Effective Date an aggregate of 2,440,000 stock options have been granted to the directors, officers, employees and consultants of the Corporation or its subsidiaries pursuant to the Corporation's Plan of which 226,000 stock options have been exercised. To the Effective Date, 3,560,000 stock options were available for grant under the Plan.

(iii)  Administration

The Plan is interpreted and administered by the Board of Directors. A majority of the Board of Directors constitutes a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

Subject to the provisions of the Plan, the Board of Directors has authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors are binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

Each option granted under the Plan is to be evidenced by an agreement, signed on behalf of the Corporation and by the optionee, in a form approved by the Board of Directors.

(iv)  Participation and Types of Grants

Directors, officers, management, consultants and employees of the Corporation are eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as "Participants"). The Board of Directors determines to whom options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, and the number of common shares to be subject to each option. An individual who has been granted an option may, if the Participant is otherwise eligible, and if permitted under the policies of the stock exchange or stock exchanges on which the common shares of the Corporation are listed, be granted an additional option or options if the directors so determine. The rules of any stock exchange upon which the Corporation's common shares are listed are applicable relative to options granted to Participants.

(v)  Exercise Price

The Board of Directors determines the exercise price of the common shares covered by each option granted under the Plan. The exercise price of options granted under the Plan may not be less than the closing price of the Corporation's common shares on the stock exchange or stock exchanges on which the common shares of the Corporation are listed on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, less any discounts permitted by the policy or policies of such stock exchange or stock exchanges.

However, if an option is granted within six months of a public distribution of the Corporation's common shares by way of prospectus, then the minimum exercise price of such option may, if the policy of such stock exchange or stock exchanges requires, be the greater of the closing price of the Corporation's common shares on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, as provided above, and the price per common share paid by the investing public for common shares of the Corporation acquired by the public during such public distribution, determined in accordance with the policy or policies of such stock exchange or stock exchanges.

(vi)  Duration and Exercise of Options

The option period is a period of time fixed by the Board of Directors, not to exceed the maximum period permitted by any stock exchange on which the Corporation's common shares are then listed or other regulatory body having jurisdiction, provided that the option period may be reduced with respect to any option as provided in "Termination of Employment or Service, Death and Assignment" below.

Except as set forth in "Termination of Employment or Service, Death and Assignment" below, no option may be exercised unless the Participant is at the time of such exercise a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates. Provided, however, that any other provision to the contrary, an option granted to a consultant in connection with specific services provided or to be provided by that consultant may be exercised only after the date of completion of such service and prior to 30 days following the date of completion of such service.

Options may be exercised in amounts and at times determined by the Board of Directors. The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of common shares with respect to which the option is being exercised, accompanied by cash payment, certified check or bank draft for the full purchase price of such common shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any common shares subject to an option under this Plan, unless and until the certificates for such common shares are issued to such persons under the terms of the Plan.

No person entitled to exercise an option has any of the rights or privileges of a shareholder of the Corporation in respect of any common shares issuable upon exercise of such option until certificates representing such common shares are issued and delivered.

(vi)  Termination of Employment or Service, Death and Assignment

If a Participant ceases to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates for any reason (other than death), the Participant may exercise any option then held within 90 days following the Participant's ceasing to be a director, officer, employee or consultant, but only if and to the extent that the Participant was entitled to exercise the option at the date of such cessation.

In the event of the death of a Participant, any option then held by the Participant will be exercisable within the twelve (12) months following the Participant's death, but only: (a) by the person or persons to whom the Participant's rights under the option pass by the Participant's will or the laws of descent and distribution; and (b) if and to the extent that the Participant was entitled to exercise the option at the date of the Participant's death.

(vi)  Amendment and Termination of the Plan

The Board of Directors may, at any time, suspend or terminate the Plan. The Board of Directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision may alter the terms of any options theretofore granted under the Plan.

(b)  Summary of United States Federal Income Tax Consequences

(i)  Nonstatutory Stock Options

A. General. Under United States federal income tax law now in effect, no income is realized by the grantee of a Nonstatutory Stock Option until the option is exercised. When a Nonstatutory Stock Option is exercised, the optionee realizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the market value of the common shares subject to the Nonstatutory Stock Option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, the Corporation's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees. Upon the sale of common shares acquired by exercise of a Nonstatutory Stock Option, the amount by which the sale proceeds exceed the market value of the common shares on the date of exercise will constitute capital gain which will be taxable at varying rates depending on the holding period.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended, (the 'Exchange Act") unless both (a) the grant of the option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant.

(ii) Incentive Stock Options

A. General. Under federal income tax law now in effect, no income will be recognized by an optionee upon either grant or exercise of an Incentive Stock Option. The amount by which the market value of common shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee's alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds common shares acquired upon exercise of an Incentive Stock Option for two years after the date of grant and one year after the date of exercise (the "holding periods"), and if the optionee has been an employee of the Corporation (or of any parent or subsidiary of the Corporation) at all times from the date of grant to the date three months before exercise, then any gain realized by the optionee upon sale or exchange of the common shares will be treated as long-term capital gain and any loss will be long-term capital loss.

Generally, if an optionee disposes of common shares acquired upon exercise of an Incentive Stock Option within the holding periods and all requirements other than the holding period rules are met (an "early disposition"), the optionee will recognize ordinary compensation income for the year of disposition equal to the excess of the market value of the common shares on the date of exercise over the option's exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain and will be taxed at varying rates depending on the holding period. A special rule limits the amount of ordinary compensation income that must be recognized to the amount of gain realized by the optionee upon the early disposition. As a result, the optionee will not be required to recognize the entire spread between the exercise price and the market value on the date of exercise as ordinary compensation income if the early disposition results in either a loss or a gain smaller than the spread at exercise. If common shares acquired upon exercise of an Incentive Stock Option are disposed of in an early disposition, the Corporation ordinarily will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the Incentive Stock Option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the Incentive Stock Option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an Incentive Stock Option in either of those cases.

THE FOREGOING SUMMARY IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE PLAN. MOREOVER, THE FOREGOING SUMMARY RELATES ONLY TO FEDERAL INCOME TAX; THERE MAY ALSO BE FEDERAL ESTATE AND GIFT TAX CONSEQUENCES ASSOCIATED WITH THE PLAN, AS WELL AS FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of December 31, 2000:

=========================================================================================================
         Group                Number of                                                   Exercise Price
 (number of persons in      Common Shares                                                   Per Common
         group)              Under Option       Date of Grant           Expiry Date         Share $Cdn
---------------------------------------------------------------------------------------------------------
2 Named Executive             100,000          January 10, 1996/(3)/    January 10, 2001         0.68
Officers                       60,000          March 2, 1998/(4)/       March 2, 2003            0.68
                              420,000          June 3, 1999             June 3, 2004             0.55
                              200,000          September 5, 2000        August 28, 2005          0.16
---------------------------------------------------------------------------------------------------------
5 Directors/(1)/               40,000          January 10, 1996/(3)/    January 10, 2001         0.68
                               90,000          March 2, 1998/(4)/       March 2, 2003            0.68
                              560,000          June 3, 1999             June 3, 2004             0.55
                              200,000          September 5, 2000        August 28, 2005          0.16
---------------------------------------------------------------------------------------------------------

=========================================================================================================
         Group                Number of                                                   Exercise Price
 (number of persons in      Common Shares                                                   Per Common
         group)              Under Option       Date of Grant           Expiry Date         Share $Cdn
---------------------------------------------------------------------------------------------------------
14 Others /(2)/               45,000           January 10, 1996/(3)/    January 10, 2001         0.68
                              65,000           March 2, 1998/(4)/       March 2, 2003            0.68
                             166,000           June 3, 1999             June 3, 2004             0.55
                              29,000           June 3, 1999             June 3, 2004             0.59
                             250,000           January 10, 2000         January 10, 2002         0.25
                             220,000           September 5, 2000        August 28, 2005          0.16
---------------------------------------------------------------------------------------------------------
Total                      2,445,000
=========================================================================================================

Notes:
(1)  Directors who are not Named Executive Officers.
(2) Includes employees, consultants of the Corporation and its subsidiaries as well as directors and officers of subsidiaries whose holdings are not previously disclosed.
(3) These options originally had an exercise price of Cdn $1.44 but were subsequently repriced to Cdn $0.68 on March 8, 1999.
(4) These options originally had an exercise price of Cdn $1.10 but were repriced to Cdn $0.68 on March 8, 1999.

D.  Other Compensation

During the Corporation's fiscal period ended December 31, 2000, the Corporation accrued and/or paid fees to a law firm for the provision of ongoing legal services to the Corporation amounting to approximately $44,675. Bonnie L. Kuhn, the Secretary, Chief Financial Officer and Director of the Corporation, is a partner of such firm.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

               INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
                        AND IN MATTERS TO BE ACTED UPON

There are no material interests, direct or indirect, of the current directors, senior officers, and shareholders who beneficially own, directly or indirectly, more than ten (10%) percent of the outstanding common shares or any known associate or affiliates of such persons, in any matter to be acted upon nor in any transaction which has materially affected the Corporation since the commencement of the Corporation's last financial year, other than as set forth herein or as previously disclosed, and for the following transaction:

1. On November 30, 2000, Degerstrom, who is a principal shareholder of the Corporation, acquired 1,175,000 special warrants of the Corporation at a price of Cdn$0.20 per special warrant for gross proceeds of Cdn$235,000 (US$162,242). Each special warrant entitles the holder to acquire one unit comprised of one common share of the Corporation and one non-transferrable common share purchase warrant at no additional cost during the period commencing on the closing date, and ending at 4:30 p.m. (Calgary time) on the earlier of: (i) five (5) business days after the day upon receipt of a notice from the Corporation requesting the exercise of the special warrants; and (ii) November 30,

     2002. Each warrant is exercisable into one common share at the price of Cdn$0.20 if exercised on or before 4:30 p.m. (Calgary time) on the first year anniversary of the issuance date or at a price of Cdn$0.25 if exercised on or before 4:30 (Calgary time) on the second year anniversary of the issuance date. The funds received from Degerstrom pursuant to this private placement were used to pay Degerstrom for drilling and exploration costs incurred on the Huevos Verdes property.

                    PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the board of directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors' Report thereon, the election of directors, and the appointment of auditors.

     (a)  Report to Shareholders

The board of directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2000.

     (b)  Number of Directors

For this forthcoming year, it is proposed that the board of directors shall consist of six (6) members. At the Meeting, shareholders will be asked to consider and, if thought fit, approve an ordinary resolution fixing the number of directors to six (6).

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution fixing the number of directors to six
(6).

     (c)  Election of Directors

At the Meeting, it will be proposed that six (6) directors be elected to hold office until the next Annual General Meeting of Shareholders or until their successors are elected or appointed. There are presently six (6) directors of the Corporation, each of whose terms of office will expire at the Meeting. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the board of directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his common shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation, presently held by him or her, his or her municipality of residence, his or her principal occupation at the present and during the preceding five years, the period during which he or she has served as a director, and the number of voting common shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of the Effective Date hereof (except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them).

===================================================================================================================================
                                                                                                       Common
                                                                                                       Shares          Percentage
Name, Age and Municipality    Position                                                              Beneficially       of Common
of Residence                    Held           Principal Occupation During Past Five Years           Owned /(6)/      Shares /(6)/
------------------------------------------------------------------------------------------------------------------------------------
Allen V. Ambrose, 44           President        Director and President of the Corporation since        457,200/(2)/        1.50%
Spokane, Washington            and Director     November 6, 1995.  Mr. Ambrose is an
                                                Exploration Manager/Geologist with N.A.
                                                Degerstrom, Inc. and Director of Cadre Resources
                                                Ltd. - which is a mining company.
------------------------------------------------------------------------------------------------------------------------------------
Armand Hansen, 65 /(1)/        Director         A director of the Corporation since November 6,        311,000/(3)/        1.03%
Spokane, Washington                             1995.  Mr. Hansen has retired as Vice President of
                                                Operations for Mining Contracting with N.A.
                                                Degerstrom, Inc., a position he held for the past 19
                                                years.  He was a Director and Officer of Aresco
                                                Inc., an equipment manufacturing company, from
                                                1989 to January, 2001.
------------------------------------------------------------------------------------------------------------------------------------
Bonnie L. Kuhn, 35             Chief            A director and officer of the Corporation since June   131,000/(5)/        0.43%
Calgary, Alberta               Financial        19, 1997 and Chief Financial Officer since May 15,
                               Officer,         2000.  Associate with Ogilvie and Company,
                               Secretary        Barristers and Solicitors, from 1994 to December
                               and Director     31, 1998.  From January 1, 1999 to present, a
                                                partner with Armstrong Perkins Hudson LLP,
                                                Barristers & Solicitors.  Director of Talon
                                                Petroleums Ltd., an oil and gas exploration
                                                company, from September 1997 to September
                                                1999.  Director of Tajzha Ventures Ltd. an oil and
                                                gas exploration company from October 25, 2000 to
                                                present.
------------------------------------------------------------------------------------------------------------------------------------
John Johnson Crabb, 75 /(1)/   Director         A director of the Corporation since November 6,        210,000/(3)/        0.69%
Madeira Park, B.C.                              1995.  Mr. Crabb was a Mining Executive/
                                                Geologist and Director with Inland Resources, Inc.,
                                                a mining company from 1985 to November 1995;
                                                Director of Cadre Resources Ltd. from April 1995
                                                to March 1996.
------------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                                                       Common
                                                                                                       Shares          Percentage
Name, Age and Municipality    Position                                                              Beneficially       of Common
of Residence                    Held           Principal Occupation During Past Five Years           Owned /(6)/      Shares /(6)/
------------------------------------------------------------------------------------------------------------------------------------
A.D. (Darryl) Drummond, 64     Director        A director of the Corporation since June 26, 1996.      180,000/(4)/        0.60%
Ph.D., P. Eng.                                 Mr. Drummond is a Professional Engineer;
Vancouver, British Columbia                    President of D.D.H. Geomanagement from 1981 to
                                               present; Director of All North Resources Ltd. from
                                               May 1995 to July 1996; Director of International
                                               All-North Resources Ltd. from July 1996 to
                                               December 1998; Director of Riverdance Res. Corp.
                                               from January, 1998 to December 1998; Director of
                                               The Quinto Mining Corporation from September
                                               1996 to August 1977; Director of Kaieteur Res.
                                               Corp. from December 1998 to present; Director of
                                               Saxony Explorations Ltd. from February 2000 to
                                               present; Director of Valerie Gold Resources Ltd.
                                               from November 1998 to present.
------------------------------------------------------------------------------------------------------------------------------------
Allan J. Marter, 53/(1)/        Director       A director and officer of the Corporation since June    180,000/(4)/        0.60%
Littleton, Colorado                            19, 1997.  On March 29, 2000, Mr. Marter
                                               resigned as Chief Financial Officer.  Mr. Marter
                                               was a financial advisor in the mining industry and
                                               principal of Waiata Resources from April, 1996 to
                                               present.  From 1992 to April, 1996, employed as a
                                               director with Endeavour Financial Inc.  Director of
                                               Addwest Minerals International, Ltd. formerly
                                               Alina International Industries Ltd. from February
                                               28, 1997 to present.  Director of Latitude Minerals
                                               Corp. from September 1999 to present.  Director of
                                               Golden Phoenix Minerals Inc. from October 1999
                                               to present.  Vice President and Chief Financial
                                               Officer of Golden Star Resources Ltd. from
                                               November 9, 1999 to present.  Has provided
                                               financial advisory services to the Corporation
                                               through Waiata Resources from April 30, 1996
                                               through March 29, 2000.
==================================================================================================================================

Notes:
(1)  Member of Audit Committee.
(2)  Includes:
     (a) stock options entitling the holder to acquire 30,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 100,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(3)  Includes:
     (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.

(4)  Includes:
     (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 40,000 were exercisable common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(5)  Includes:
     (a) stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999);
     (b) stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998); and
     (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(6) Common shares which the person or group has the right to acquire within 60 days after April 2, 2001 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

The audit committee of the Corporation currently consists of Armand Hansen, Allan J. Marter and John Johnson Crabb. The general function of the audit committee is to review the overall audit plan and the Corporation's system of internal controls, to review the results of the external audit, and to resolve any potential dispute with the Corporation's auditors. The Board of Directors of the Corporation met one time during 2000. The audit committee met two times during 2000. (No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the audit committee of which the director was a member during 2000.) The Corporation does not have an executive committee at this time.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the election of the above directors.

     (d)  Appointment of Auditor

Unless otherwise directed, it is management's intention to vote the proxies in favour of an ordinary resolution to appoint the firm of PricewaterhouseCoopers LLP as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns as provided by law and by the Corporation's by-laws and to authorize the directors of the Corporation to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Corporation. PricewaterhouseCoopers LLP has been the auditor of the Corporation since June 19, 1997.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

                           ATTENDANCE OF ACCOUNTANTS

The Corporation has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives of PricewaterhouseCoopers LLP will not be present at the Meeting.

                                    GENERAL

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of common shares. If a majority of the common shares represented at the Meeting should be withheld from voting for the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation, the board of directors will appoint another firm of chartered accountants based upon the recommendation of the audit committee, which appointment for any period subsequent to the next annual meeting of shareholders will be subject to approval by the shareholders at that meeting.

The contents and the sending of this Management Information Circular have been approved by the board of directors of the Corporation.

                             FINANCIAL STATEMENTS

Shareholders as of the record date of April 23, 2001, will receive with this Management Information Circular a copy of the Corporation's 2000 Form 10-KSB, including audited financial statements for the fiscal year ended December 31, 2000. The financial statements of the Corporation contained in Form 10-KSB are incorporated herein by reference.

                                OTHER BUSINESS

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent of the common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the common shares are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Corporation and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Shareholder proposals submitted for inclusion in the 2002 proxy materials and consideration at the 2002 Annual Meeting of Shareholders must be received by the Corporation by January 1, 2002. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

                                  CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 2/nd/ day of April, 2001.

               ON BEHALF OF THE MANAGEMENT OF MINERA ANDES INC.

/s/ Allen V. Ambrose
---------------------------
ALLEN V. AMBROSE
President

                               MINERA ANDES INC.

                              INSTRUMENT OF PROXY

             FOR THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

                                 June 8, 2001

The undersigned shareholder of Minera Andes Inc. (the "Corporation") hereby appoints Mr. Allen V.Ambrose, President and Director of the Corporation, or failing him Mr. Brian Gavin, Vice President, Exploration, of the Corporation, or instead of either of the foregoing _________________________, as proxyholder of the undersigned at the Annual General Meeting of Shareholders (the "Meeting"), to be held on June 8, 2001, and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders' direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the common shares represented by this instrument of proxy in the following manner:

1.   FOR [_]     AGAINST [_]

     Ordinary resolution setting the number of directors to be elected at six
     (6).

2.   [_]  FOR all nominees except as        [_]  WITHHOLD AUTHORITY
          marked to the contrary below.          to vote for all nominees listed
                                                 below.

     Instructions:  To withhold authority to vote for any individual, strike a line through the nominee's name below.

     Allen V. Ambrose, Armand Hansen, Bonnie L. Kuhn, John Johnson Crabb, A.D. Drummond, Allan J. Marter

     The election of the directors for the ensuing year.

3.   FOR [_]     WITHHOLD [_]

     Appointment of PricewaterhouseCoopers LLP as Auditor for the ensuing year at a remuneration to be fixed by the directors.

4. At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder's sole judgment, may determine.

This Instrument of Proxy is solicited on behalf of the management of the Corporation. If this Instrument of Proxy is received, the shares it represents will be voted as the shareholder indicates above. If this Instrument of Proxy is received but no direction is given above, the shares will be voted in favour of the above matters.

Each shareholder has the right to appoint a proxyholder other than the persons designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder's shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder's attorney on behalf of the shareholder if such attorney is authorized, in writing, to do so. If executed by the shareholder's attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this ______ day of ______________________, 2001.



                                    --------------------------------------------
                                    (signature of shareholder)


                                    --------------------------------------------
                                    (name of shareholder - Please Print)


                                    --------------------------------------------
                                    Number of Common Shares Held


                                    NOTES:

                                    1.  This Instrument of Proxy will not be
                                        valid and will not be acted upon or
                                        voted unless it is completed as outlined herein and delivered to the Corporation c/o the offices of the Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours, excluding Saturdays and holidays, before the time set for the Meeting or any adjournment thereof.
                                    2.  If the shareholder is an individual,
                                        this Instrument of Proxy must be
                                        executed by the shareholder or his
                                        attorney authorized in writing.
                                    3.  If the shareholder is a corporation,
                                        this Instrument of Proxy must be
                                        executed under corporate seal or by a
                                        duly authorized officer or attorney of
                                        the Corporation.
                                    4.  Persons signing as executors,
                                        administrators, trustees, etc. should so indicate and give their full title as such.

                            SUPPLEMENTARY MAIL LIST
                                  RETURN CARD


NOTE: If you wish to be included in the Supplementary Mailing List of Minera Andes Inc. in order to receive its interim financial statements for the ensuing year, please complete and return this card.

--------------------------------------------------------------------------------

TO:       Minera Andes Inc.
          3303 North Sullivan Road
          Spokane, Washington  99216
          U.S.A.



          The undersigned certifies that the undersigned is the owner of securities of Minera Andes Inc. and requests that the undersigned be placed on the Supplementary Mailing List of Minera Andes Inc. for its interim financial statements for the ensuing year.



DATED:
      --------------------------------     -------------------------------------
                                           Name (please print)


                                           -------------------------------------
                                           Address


                                           -------------------------------------



                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Name and title of person signing if
                                           different from name above.